UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 12, 2011

First BanCorp.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1519 Ponce de Leon Ave., PO Box 9146, San Juan, Puerto Rico		00908-0146
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-729-8041

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2011, First BanCorp (the "Corporation") executed a second amendment to the Certificate of Designations of the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series G (the "Series G Preferred Stock"), held by the United States Department of the Treasury (the "U.S. Treasury"). This amendment reflects the U.S. Treasury's agreement to extend the date by when the Corporation is required to complete an equity raise in order to compel conversion of the Series G Preferred Stock into shares of common stock by six months to October 7, 2011.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated into this Item 3.03(a) by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance of the Series G Preferred Stock, on July 16, 2010, the Corporation filed a Certificate of Designations (the "Certificate of Designations") with the Puerto Rico Department of State for the purpose of amending its Restated Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Series G Preferred Stock. A Second Amendment to the Certificate of Designations to amend the terms applicable to the Series G Preferred Stock, as described in Item 1.01 above and incorporated into this Item 5.03 by reference, was filed with the Puerto Rico Department of State on April 12, 2011.

Item 8.01 Other Events.

On April 15, 2011 the Corporation issued a press release announcing the filing of its 2010 Annual Report on Form 10-K, which reflects a revised net loss for the quarter and year ended December 31, 2010.

A copy of the press release is incorporated herein by reference from Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit - Description of Exhibit

3.1 - Second Amendment to Certificate of Designations creating the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series G

99.1 - Press Release dated April 14, 2011

99.2 - Press Release dated April 15, 2011

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First BanCorp.

April 15, 2011	By:	/s/ Lawrence Odell

Name: Lawrence Odell
Title: Executive Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Second Amendment to Certificate of Designations creating the Fixed Rate Cumulative Mandatorily Convertible Preferred
99.1	Press Release Dated April 14, 2011
99.2	Press Release Dated April 15, 2011